SUBSEQUENT EVENTS	12 Months Ended
Jan. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS [Text Block]

23.  SUBSEQUENT EVENTS

On February 13, 2023 the Company announced it had negotiated the cancellation of a portion of the earn out share obligations pursuant to the Swell Purchase agreement. The Company entered into agreements with certain Swell vendors to extinguish the Company's obligation to issue 4,792,800 common shares in exchange for a one-time payment of $575,136.

On February 6, 2023, the Company and its CEO, Sonny Newman, agreed to defer payment of the principal portion of the March 1, 2023 promissory note payment in order to facilitate the cash coverage required to settle the Company's cash settlement with the Swell vendors. The principal portion was deferred until April 1, 2023 and normally scheduled payments of principal and interest resumed at that time.

On March 9, 2023, the Company executed a settlement agreement to terminate the lease-to-own arrangement accounted for as a sales-type lease for certain licenses, land and equipment in Oregon, USA (Note 4). The lessee failed to make the minimum payments under the arrangement and the Company exercised its right to terminate the relationship. As part of the settlement agreement, the lessee paid $500,000 as consideration for two cannabis licenses in Oregon. The Company retains the land, building and equipment.

On June 1, 2023, the Company completed all payments totaling $2,026,667 on the promissory note payable (Note 12(b)) owing to Sonny Newman, the Company's President and CEO. In connection with the repayment, the security against the Company's assets held in Silver State Cultivation LLC and Silver State Relief LLC has been fully discharged.